UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2004

DIGITAS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-29723	04-3494311
(Commission File Number)	(I.R.S. Employer Identification No.)

800 Boylston Street, Boston, Massachusetts	02199
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 867-1000

Item 5. Other Events.

On June 30, 2004, Digitas Inc. announced the appointment of Laura Lang to the position of President, Digitas Inc., effective July 1, 2004. Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the Digitas Inc. press release issued on June 30, 2004.

Item 7. Financial Statement and Exhibits

(c) Exhibits

Exhibit 99.1	Press release of Digitas Inc. dated June 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAS INC.

Date: July 1, 2004	/s/ Jeffrey J. Cote
Jeffrey J. Cote
Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Digitas Inc. dated June 30, 2004